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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 24, 2002

UNOVA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13279 (Commission File Number)	95-4647021 (IRS Employer Identification No.)
21900 Burbank Boulevard Woodland Hills, California (Address of Principal Executive Offices)	91367-7456 (Zip Code)

Registrant's Telephone Number, Including Area Code: (818) 992-3000

Item 5.    Other Events

        On December 24, 2002, we sold approximately 150 domestic and foreign patents and patent applications to Broadcom Corporation for $24 million. See the press release attached as Exhibit 99.1 to this Form 8-K.

Item 7.    Financial Statements and Exhibits

        The following Exhibit is included herein:

        Exhibit 99.1                UNOVA, Inc. Press Release dated December 24, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNOVA, INC.
Date: December 26, 2002	By:	/s/ DANIEL S. BISHOP Daniel S. Bishop Secretary and General Counsel

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EXHIBIT INDEX

Exhibit	Description

99.1	UNOVA, Inc. Press Release dated December 24, 2002.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX